SCHEDULE 14A


                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement        [ ]   Confidential, for Use of the
[ ]      Definitive Proxy Statement               Commission Only (as permitted
[ ]      Definitive Additional Materials          by Rule 14a-6(e)(2))
[ ]      Soliciting Material Pursuant
         to Rule 14a-11(c) or Rule 14a-12

                               ION NETWORKS, INC.
                -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                -----------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         A. Title of each class of securities to which transaction applies:

         B. Aggregate number of securities to which transaction applies:

         C. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         D. Proposed maximum aggregate value of transaction:

           E. Total fee paid:



[ ]        Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           A.       Amount Previously Paid:



           B.       Form, Schedule or Registration Statement No.:



           C.       Filing Party:



           D.       Date Filed:

                               ION NETWORKS, INC.
                                21 MERIDIAN ROAD
                            EDISON, NEW JERSEY 08820

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 21, 1999

To the Stockholders of ION NETWORKS, INC.:

           NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of Ion Networks, Inc., a Delaware corporation (the "Company"), will be held at the new offices of the Company at Washington Plaza, 1551 South Washington Avenue, Piscataway, New Jersey, on Tuesday, September 21, 1999, at 10:30 A.M., Eastern Daylight Time, for the following purposes:

           1. To elect a board of six (6) directors to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

           2. To amend the Certificate of Incorporation of the Company to increase the authorized preferred stock and to provide for the authority of the Board of Directors to issue preferred stock in series from time to time;

           3. To ratify and approve the appointment of PricewaterhouseCoopers LLP to serve as the Company' s independent accountants for the fiscal year ending March 31, 2000; and

           4. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

           The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Management is aware of no other business which will come before the Meeting.

           The Board of Directors has fixed the close of business on July 26, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Holders of a majority of the outstanding shares must be present in person or by proxy in order for the Meeting to be held.

           ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                          By Order of the Board of Directors,


                                          Michael Radomsky, Secretary
                                          Edison, New Jersey
                                          August 20, 1999

                               ION NETWORKS, INC.
                                21 MERIDIAN ROAD
                            EDISON, NEW JERSEY 08820

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation by the board of directors ("Board of Directors" or the "Board") of Ion Networks, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Tuesday, September 21, 1999 (the "Meeting"), at 10:30 A.M., Eastern Daylight Time, at Washington Plaza, 1551 South Washington Avenue, Piscataway, New Jersey and at any adjournment or postponement thereof.

         A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a stockholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary before the Meeting, and any stockholder present at the Meeting may revoke his or her proxy at the Meeting and vote in person if he or she desires. When such proxy is properly executed and returned, the shares it represents will be voted at the Meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted (i) for the election of the nominees for director named in this Proxy Statement, (ii) for approval of an amendment to the Company's Certificate of Incorporation increasing the authorized preferred stock and granting authority to the Board of Directors to issue preferred stock in series from time to time, (iii) for ratification and approval of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent accountants for the fiscal year ending March 31, 2000 and
(iv) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Meeting and any adjournment or postponement thereof.

         The cost for soliciting proxies on behalf of the Board of Directors, if any, will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telefax or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies. This Proxy Statement and the accompanying form of proxy will be first mailed to stockholders on or about August 20, 1999.

         The close of business on July 26, 1999 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date there were 10,961,859 shares of common stock, par value $.001 per share, of the Company ("Common Stock") outstanding. Each share entitles the holder thereof to one vote and a vote of a majority of the shares present or represented, and entitled to vote at the Meeting, is required to approve each proposal to be acted upon at the Meeting. The holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to be voted at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and at any adjournment or postponement thereof.

                ------------------------------------------------
                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS
                ------------------------------------------------


         At the Meeting, the stockholders will elect six directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy Statement intend to cast all proxies received for the election of Messrs. Stephen M. Deixler, Stephen B. Gray, Michael Radomsky, Alexander C. Stark, Jr., Alan Hardie and William Martin Ritchie (the "nominees") to serve as directors upon their nomination at the Meeting. At the Meeting, a total of six nominees will stand for election. Proxies cannot be voted for a greater number of persons than the number of nominees named and the six nominees for election to the Board of Directors who receive the greatest number of votes cast at the Meeting will be elected to the Board of Directors.

         Each of the nominees has consented to serve as a director if elected. Each of the nominees currently serves as a director of the Company. Unless authority to vote for any director is withheld in a proxy, it is intended that each proxy will be voted FOR each of the nominees. In the event that any of the nominees for director should, before the Meeting, become unable to serve or for good cause will not serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. To the best of the Company's knowledge, all the nominees will be available to serve.

DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of the Company, their ages and present positions with the Company are as follows:

                                                                                       Director
Name                              Age      Position Held with the Company              Since
----                              ---      ------------------------------              --------

Stephen M. Deixler+*X*            64       Chairman of the Board of Directors          1985

Stephen B. Gray*                  41       President, Chief Executive Officer,         1996
                                           Chief Operating Officer and Director

Michael Radomsky                  46       Executive Vice President, Secretary         1982
                                            and Director

Kenneth G. Hay                    50       Chief Financial Officer and Treasurer       Not
                                                                                       applicable

Kevin B. LaTraverse               42       Executive Vice President - Sales            Not
                                                                                       applicable


                                       -2-




Peter A. Wilson                   40       Executive Vice President - Marketing        Not
                                                                                       applicable

Alexander C. Stark, Jr.+*X*       66       Director                                    1997

Alan Hardie                       59       Director                                    1999

William Martin Ritchie            50       Director                                    1999

------------------------------

+          Member of Compensation/Stock Option Committee
*          Member of Nominating Committee
X          Member of Audit Committee
*          Member of Strategic Steering Committee

INFORMATION ABOUT NOMINEES

         Set forth below is certain information with respect to each nominee:

         STEPHEN M. DEIXLER has been Chairman of the Board of Directors since 1985 and served as Chief Executive Officer of the Company from April 1996 to May 1997. He was President of the Company from May 1982 to June 1985 and served as Treasurer of the Company from its formation in 1982 until September 1993. Mr. Deixler was the Chairman of Princeton Credit Corporation until April 1995.

         STEPHEN B. GRAY has been President and Chief Operating Officer of the Company since April 1996. He has served as the Chief Executive Officer of the Company and a director since May 1997. He also is a director of MicroFrame Europe N.V, a wholly-owned subsidiary of the Company. He served as Senior Vice President-Sales, Marketing and Support of the Company from December 1994 through March 1996. From July 1993 through December 1994, Mr. Gray was an independent consultant, engaged in assisting both private and publicly-held companies with strategy development, internal operational reviews and stockholder value enhancement programs.

         MICHAEL RADOMSKY is an original founder of the Company and has been the Executive Vice President and a director since the Company's formation in 1982 and has served as Secretary of the Company since November 1994. He is responsible for the identification of industry directions, and the technical appropriateness of Company designs as well as products acquired, licensed or jointly developed with others. In addition, Mr. Radomsky has been responsible for the design of network topologies for large corporate customers, ensuring compatibility for future products. Mr. Radomsky has also previously been responsible for the Company's technical support, purchasing and manufacturing operations. Prior to 1989, Mr. Radomsky was responsible for the mechanical and electronic engineering of the Company's products.

         ALEXANDER C. STARK, JR. has been a director of the Company since 1997. Mr. Stark is the President of AdCon, Inc., a consulting firm organized to advise and council senior officers of global telecom companies. Mr. Stark previously worked for 40 years at AT&T, where he most recently served as a Senior Vice President.

         ALAN HARDIE has served as a director of the Company since April 1, 1999. Mr. Hardie has served as a General Manager of BT Global Communications since 1994, where he provides leadership and strategic direction for such entity's Global Customer Service division.*

         WILLIAM MARTIN RITCHIE has served as a director of the Company since April 1999. Mr. Ritchie currently acts as a consultant in his own consulting entity, MR Ventures, where he provides various start-up companies with management assistance and early stage investment. Mr. Ritchie was a founder of Spider Systems, a Scottish electronics company, where he served in several capacities, including the Managing Director, from 1984 to 1995. Mr. Ritchie currently serves on the board of directors of various companies in Scotland.*

NON-DIRECTOR EXECUTIVE OFFICERS

         Set forth below is certain information with respect to each executive officer of the Company who is not also a director of the Company:

         KENNETH G. HAY has been the Chief Financial Officer and Treasurer of the Company since May 1999. Mr. Hay was previously the Vice President of Finance at Cunningham Graphics International, Inc., where he also served as a principal financial officer. From 1992 through 1996, Mr. Hay served as the Chief Financial Officer and Vice President of Finance at Dana Perfumes Corporation. Mr. Hay is a licensed certified public accountant in the State of New Jersey.

         KEVIN B. LATRAVERSE has been Executive Vice President-Sales of the Company since January 1999. Mr. LaTraverse was previously the Vice President and General Manager of Isolation Systems, a "virtual private network" startup company. Prior to that, he served in several capacities at CrossComm Corporation (acquired by Olicom Corporation in 1997), including Vice President- Switching Division and Director of Sales-Eastern United States.

         PETER A. WILSON has served as Executive Vice President-Marketing since March 1999. Mr. Wilson was a co-founder of SolCom Systems Limited in 1992, a Scottish company and wholly-owned subsidiary of the Company, where he served as Technical & Marketing Director until 1998. From 1986 until 1992, Mr. Wilson served as the Manager of Technical Support for SEEL, a systems integration company.

--------
* Each of Messrs. Hardie and Ritchie was elected to serve as a director in connection with an agreement among the Company and the shareholders of SolCom Systems Limited ("SolCom") to nominate two nominees to the Board of Directors upon the closing of the acquisition of SolCom by the Company.

         The officers of the Company are elected by the Board of Directors at its first meeting after each annual meeting of the Company's stockholders and hold office until their successors are chosen and qualified, until their death, or until they resign or have been removed from office. No family relationship exists between any director or executive officer and any other director or executive officer.

BOARD MEETINGS AND COMMITTEES

         During the Company's fiscal year ended March 31, 1999, there were seven meetings of the Board of Directors and action taken by unanimous written consent on two occasions. Each of the members of the Board of Directors who is currently a nominee for election attended 75% or more of the meetings of the Board of Directors during fiscal 1999 and attended all meetings held by the committees on which such nominee served.

         The Board of Directors has a Compensation/Stock Option Committee which currently consists of Messrs. Deixler and Stark. The function of the Compensation/Stock Option Committee is to review and establish policies, practices and procedures relating to compensation of key employees, including officers and directors who are key employees, outside directors and consultants, to grant cash and non-cash bonuses to employees and grant non-plan stock options and warrants to employees, outside directors and consultants and to administer employee benefit plans, including all stock option plans of the Company. During the fiscal year ended March 31, 1999, the Compensation/Stock Option Committee held two meetings and took action by unanimous written consent on no occasions.

         The Company's Audit Committee currently consists of Messrs. Stark and Deixler. The function of the Audit Committee is to nominate independent auditors, subject to approval of the Board of Directors, and to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditors' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, and matters of concern to the independent auditors resulting from the audit, including the results of the independent auditors' review of internal accounting controls. The Audit Committee held one meeting and acted by unanimous written consent on no occasions during fiscal 1999.

         The Nominating Committee of the Board of Directors currently consists of Messrs. Deixler and Stark. The Nominating Committee nominates members of the Board of Directors and it will consider nominees recommended by stockholders. The Nominating Committee held no meetings during fiscal 1999.

         The Company formed a Strategic Steering Committee during the fiscal year ended March 31, 1998, which currently consists of Messrs. Deixler, Gray and Stark. The function of the Strategic Steering Committee is to discuss and establish policy with respect to the Company's corporate direction and future growth strategies. The Strategic Steering Committee held two meetings during the fiscal year ended March 31, 1999.

COMPENSATION OF DIRECTORS

         Each of the members of the Board of Directors who is not also an employee of the Company ("Non-Employee Directors") receives options to purchase 10,000 shares of Common Stock at exercise prices per share equal to the fair market value of the Common Stock on the date of grant on an annual basis under the Company's 1998 Stock Option Plan. Non-Employee Directors are also granted options to purchase an additional 1,500 shares of Common Stock for each meeting of the Board of Directors attended by such Non-Employee Director.

         Non-Employee Directors serving on committees of the Board of Directors are granted, on an annual basis, options to purchase 1,500 shares of Common Stock for each committee served thereby.

         In addition, the Company reimburses all Non-Employee Directors traveling more than fifty miles to a meeting of the Board of Directors for all reasonable travel expenses.

EXECUTIVE OFFICERS

         The executive officers of the Company are Stephen B. Gray, President, Chief Executive Officer and Chief Operating Officer; Kenneth G. Hay, Chief Financial Officer and Treasurer; Michael Radomsky, Executive Vice President and Secretary; Kevin LaTraverse, Executive Vice President- Sales; and Peter A. Wilson, Executive Vice President-Marketing.

               BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

         The following table sets forth the number of shares of the Company's Common Stock owned by each person or institution who, as of July 26, 1999, owns of record or is known by the Company to own beneficially, more than five (5%) percent of such securities, and by the Company's Named Executive Officers and by its directors and director-nominees, both individually and as a group, and the percentage of such securities owned by each such person and the group. Unless otherwise indicated, such persons have sole voting and investment power with respect to shares listed as owned by them.

Name and Address                             Shares Owned      Percent of Class
----------------                             ------------      ----------------

Stephen M. Deixler(1)                              788,032               7.2%
371 Eagle Drive
Jupiter, Florida 33477

Stephen B. Gray(2)(9)                              577,309               5.3%

Michael Radomsky(3)(9)                             356,643               3.3%

Alexander C. Stark, Jr.(4)                         137,500               1.3%
356 Jupiter Drive
Jupiter, Florida 33477

Alan Hardie                                              0               *
PP318 Westgate
#11 Hope Street
Glasgow G2 6AB
Scotland

William Martin Ritchie                                   0               *
Keston
4 Buckstane Park
Edinburgh EH10 6PA
Scotland

Kenneth G. Hay(5)(9)                                16,666               *

Kevin LaTraverse(6)(9)                              50,000               *

Peter A. Wilson(7)(9)                              494,426               4.5%

Special Situations Fund III, L.P.(8)             2,308,633              21.1%
Special Situations Cayman Fund, L.P.
Special Situations Private Equity Fund, L.P.
Special Situations Technology Fund, L.P.
MGP Advisers Limited Partnership
AWM Investment Company, Inc.
MG Advisers L.L.C.
SST Advisers L.L.C.
Austin W. Marxe
David Greenhouse

Directors and executive                          2,420,576              22.1%
officers as a group (9 Persons)


(1)        Does not include 214,436 shares of Common Stock owned by Mr.
           Deixler's wife, mother, children and grandchildren as to which shares Mr. Deixler disclaims beneficial ownership. Includes 120,406 shares of Common Stock held by Merrill Lynch Pierce Fenner & Smith custodian f/b/o Stephen M. Deixler, IRA. Includes 55,000 shares of Common Stock which may be acquired pursuant to currently exercisable options. Also includes 53,330 shares issuable upon exercise of currently exercisable Class A and Class B Warrants.

(2) Consists of 577,309 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(3) Includes 142,239 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(4) Includes 87,500 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(5) Includes 16,666 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(6) Includes 50,000 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(7)        Includes 7,656 shares of Common Stock owned by Mr. Wilson's wife.
           Also includes 215,480 shares of Common Stock which may be acquired pursuant to currently exercisable options.

(8) Special Situations Fund III, L.P., a Delaware limited partnership (the "Fund"), Special Situations Cayman Fund, L.P. (the "Cayman Fund"), Special Situations Private Equity Fund, L.P., a Delaware limited partnership (the "Private Equity Fund"), Special Situations Technology Fund, L.P., a Delaware limited partnership (the "Technology Fund"), MG Advisers L.L.C., a New York limited liability company ("MG"), SST Advisers L.L.C., a Delaware limited liability company ("SST"), MGP Advisers Limited Partnership, a Delaware limited partnership ("MGP"), AWM Investment Company, Inc., a Delaware corporation ("AWM"), Austin W. Marxe ("Marxe") and David Greenhouse ("Greenhouse") have filed a Schedule 13D, the latest amendment of which is dated July 22, 1999. All presented information is based on the information contained in the Schedule 13D. The address of each of the reporting persons is 153 East 53rd Street, New York, New York 10022. Each of the aforementioned entities/persons has sole voting and dispositive power with respect to 2,308,633 shares; each of the Fund and MGP beneficially owns 1,251,633 shares of Common Stock (including warrants to purchase 485,992 shares of Common Stock); each of the Cayman Fund and AWM beneficially owns 432,419 shares of Common Stock (including warrants to purchase 170,096 shares of Common Stock); each of the Private Equity Fund and MG beneficially owns 499,999 shares of Common Stock (including warrants to purchase 166,666 shares of Common Stock); each of the Technology Fund and SST beneficially owns 125,002 shares of Common Stock (including warrants to purchase 41,668 shares of Common Stock); and each of Marxe and Greenhouse beneficially owns 2,308,633 shares of Common Stock (including warrants to purchase 864,422 shares of Common Stock). MGP is a general partner of and investment advisor to the Fund. MG is the general partner of the Private Equity Fund; SST is the general partner of the Technology Fund; and AWM is the sole general partner of MGP and the general partner of and investment advisor to the Cayman Fund. Marxe and Greenhouse serve as officers, directors and members or principals of each of MGP, AWM, MG and SST.

(9) The address of such person is c/o the Company, 21 Meridian Road, Edison, New Jersey 08820.

------------------------

* Indicates ownership of Common Stock of less than one (1%) percent of the total issued and outstanding Common Stock on the Record Date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The following persons have failed to file on a timely basis certain reports required by Section 16(a) of the Securities Exchange Act of 1934 as follows: Each of Messrs. Alexander C. Stark, Kevin LaTraverse and Peter A. Wilson failed to timely file an Annual Statement of Changes in Beneficial Ownership of Securities on Form 5. Mr. Kenneth G. Hay failed to timely file an Initial Statement of Beneficial Ownership of Securities on Form 3. During the fiscal year ended March 31, 1999, the Company is not aware of other late filings, or failure to file, any other reports required by Section 16(a) of the Exchange Act.

                             EXECUTIVE COMPENSATION

         The following table summarizes the compensation paid or accrued by the Company during the three fiscal years ended March 31, 1999, to those individuals who as of March 31, 1999 served as the Company's Chief Executive Officer during fiscal 1999 and to the Company's four most highly compensated officers other than those who served as the Chief Executive Officer during fiscal 1999 who earned salary and bonus compensation of at least $100,000 during the fiscal year ended March 31, 1999 (these executive officers being hereinafter referred to as the "Named Executive Officers").

                                           SUMMARY COMPENSATION TABLE

               Annual Compensation                                      Long Term Compensation
-----------------------------------------                  --------------------------------------------------------
                                                                    Awards                          Payouts
                                                           ---------------------             ----------------------

                                                            Other
                                                           Annual    Restricted  Securities               All Other
Principal                                                  Compen-      Stock    Underlying     LTIP       Compen-
Position               Year     Salary($)    Bonus($)     sation($)  Award(s)($) Options (#) Payouts($) sation($)(1)
---------              ----     --------     --------     --------   ----------- ----------- ---------- ------------

Stephen B. Gray        1999    265,750          --         --          --        120,055       --          779
President, Chief       1998    252,829          --         --          --         75,000       --           --
Executive Officer,     1997    163,386          --         --          --        400,000       --           --
Chief Operating
Officer

Michael Radomsky       1999    164,392          --         --          --         43,823       --        2,781
Executive Vice-        1998    139,858          --         --          --         42,839       --        2,526
President              1997    128,773          --         --          --         90,000       --          541


John F. McTigue        1999    160,301          --         --          --         38,954       --        1,888
Chief Financial
      Officer          1998     92,482          --         --          --        100,760       --        1,418
                       1997         --          --         --          --             --       --           --




(1)     Represents contribution of the Company under the Company's 401(k) Plan.

                        OPTION GRANTS IN FISCAL YEAR 1999

              The following table sets forth certain information concerning stock option grants during the year ended March 31, 1999 to the Named Executive
Officers:


                                             Individual Grants
                        --------------------------------------------------------

                                        Percent
                        Number of       of Total
                        Securities      Options        Exercise
                        Underlying      Granted to     or Base
                        Options         Employees in   Price         Expiration
Name                    Granted(#)      Fiscal Year    ($/Sh)        Date
----                    ----------      ------------   ---------     ----------

Stephen B. Gray         60,055(1)         4.7%          3.00          3/31/08
                        60,000            4.7%          3.00          4/1/03

Michael Radomsky        43,823(1)         3.4%          3.00          3/31/08

John F. McTigue         38,954(1)         3.0%          3.00          3/31/08



(1) Represents options granted pursuant to the Company's Time Accelerated Restricted Stock Award Program (TARSAP).

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999
                        AND FISCAL YEAR-END OPTION VALUES

              The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended March 31, 1999 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on March 31, 1999.

                                                                              Value of
                                                   Number of Securities       Unexercised
                                                   Underlying Unexer-         In-the-Money
                      Shares                       cised Options              Options at
                      Acquired on   Value          at FY-End(#)               FY-End($)(1)
Name                  Exercise (#)  Realized($)    Exercisable/Unexercisable  Exercisable/Unexercisable
----                  ------------  -----------    -------------------------  -------------------------

Stephen B. Gray       --            --             577,309/60,055             $499,294/0

Michael Radomsky      --            --             142,239/43,823             $127,693/0

John F. McTigue       --            --             100,760/38,954             $97,737/0
--------------------


(1) The average price for the Common Stock as reported by the Nasdaq Stock Market on March 31, 1999 was $2.31 per share. Value is calculated on the basis of the difference between the option exercise price and $2.31 multiplied by the number of shares of Common Stock underlying the options.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL
ARRANGEMENTS

         The Company has no employment agreements other than an employment agreement dated April 1, 1998 with Stephen B. Gray, the Company's Chief Executive Officer and President pursuant to which Mr. Gray receives (i) salary of $225,000 per annum for a term of two (2) years (the "Term"), (ii) a $30,000 one-time signing bonus and (iii) up to (x) $25,000 per annum during the Term and
(y) 60,000 stock options per annum during the Term as performance-related bonuses.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation/Stock Option Committee of the Board of Directors consists of Messrs. Stephen M. Deixler and Alexander C. Stark, Jr. Mr. Deixler previously served as the Company's Chief Executive Officer until May 1997. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors.

                              CERTAIN TRANSACTIONS

          On June 7, 1999, the Company issued an aggregate of 1,000,000 shares of Common Stock and warrants to purchase an aggregate of 500,000 shares of Common Stock to Special Situations Private Equity Fund, L.P. ("Special Situations") and certain affiliated entities of Special Situations in consideration of an amount equal to $3,000,000. The securities issued are "restricted securities" under the Securities Act of 1933, as amended (the "Act"). Pursuant to the transaction, the Company agreed to register the shares of Common Stock (including those shares underlying the warrants) under the Act. The warrants expire in three years and the exercise prices thereof are $4.50 per share for 250,000 warrants and $6.00 per share for the remaining 250,000 warrants.

             -----------------------------------------------------

                                 PROPOSAL NO. 2

                            APPROVAL OF AMENDMENT TO
                          CERTIFICATE OF INCORPORATION
                           RELATING TO PREFERRED STOCK
             -----------------------------------------------------


         The Board of Directors has approved a proposal to amend the Company's Certificate of Incorporation to change the authorized preferred stock of the Company from 200,000 shares of preferred stock, par value $10.00 per share, to 1,000,000 shares of preferred stock, par value $.001 per share (the "Preferred Stock"), and to grant to the Board of Directors the authority to issue series of Preferred Stock of the Company from time to time and to fix, before issuance of each series, the number of shares in such series and the designation, preferences, rights and limitations of such series including, among other things, the relative dividend, liquidation, voting, conversion and redemption rights of each such series. The Board of Directors determined that such amendment is advisable and directed that the proposed amendment be considered at the Meeting.

DESCRIPTION OF PREFERRED STOCK

         The following summary of the terms of the Preferred Stock does not purport to be complete and is subject to, and qualified in its entirety by reference to, the language of the proposed amendment to the Company's Certificate of Incorporation creating the Preferred Stock.

                  DIVIDEND RIGHTS. The Board of Directors will have authority to determine the dividend rights, if any, of shares of Preferred Stock. Any such dividends would be payable in preference to any dividends on Common Stock. Holders of Common Stock are entitled to receive, when and as declared by the Board of Directors, out of assets of the Company legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

                  LIQUIDATION RIGHTS. The Board of Directors will also have authority to determine the liquidation rights of the holders of Preferred Stock. Amounts payable on liquidation would be payable in preference to any amounts payable on liquidation to holders of Common Stock. Subject to the rights of any other class or series of stock, holders of Common Stock are entitled to receive all assets of the Company available for distribution to stockholders in the event of the liquidation, dissolution or winding up of the Company.

                  VOTING RIGHTS. Holders of Preferred Stock will have such voting rights as may be determined by the Board of Directors at the time of issuance of each series. Voting rights are presently vested exclusively in the holders of Common Stock, each of whom has one vote in respect of each share held. Shares of Common Stock do not have cumulative voting rights in the election of directors and, therefore, at present, the holders of a majority of the shares outstanding may elect all directors of the Company.

                  MISCELLANEOUS. Preferred Stock will have such redemption, conversion or exchange rights as may be determined by the Board of Directors at the time of issuance thereof. The Company's Common Stock is neither redeemable nor convertible into or exchangeable for any other securities of the Company.

         If the proposed amendment is approved by stockholders, the Board of Directors will, without further action by stockholders (except as may be required by law or any rules of any stock exchange or over-the-counter market on which the Company's Common Stock may now or in the future be listed), be empowered to authorize the issuance of shares of Preferred Stock at such times, to such persons and for such consideration as it may deem desirable. However, the Company has no present plans, understandings, agreements or arrangements, and is not involved in any negotiations or discussions, involving the issuance of any Preferred Stock.

         The issuance of Preferred Stock by the Board of Directors could affect the rights of the holders of Common Stock. For example, such issuance could result in a class of securities outstanding that would have preference with respect to dividends and in liquidation over the Common Stock, and could (upon conversion or otherwise) enjoy all of the rights appurtenant to Common Stock.

         The authority possessed by the Board of Directors to issue Preferred Stock could also potentially be used to discourage attempts by others to obtain control of the Company through merger, tender offer, proxy contest or otherwise, which attempts could increase the value of the Company's stock, by making such attempts more difficult or costly to achieve.

         The Board of Directors has no immediate plans or intentions to issue any shares of Preferred Stock. Notwithstanding the foregoing, however, the Board of Directors considers it desirable to have such shares available for use in acquisitions, the raising of additional capital and other corporate purposes. The Board further believes that if authorization for each such issuance were postponed until a particular need arises, the Company would not then have the degree of flexibility in negotiations which may be important to the effective use of such shares.

DELAWARE TAKEOVER STATUTE AND CERTAIN CHARTER PROVISIONS

         The Company is subject to Section 203 of the Delaware General Corporation Law which, subject to certain exceptions, prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that such stockholder became an interested stockholder, unless: (i) prior to such date, the Board of Directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (x) by persons who are directors and also officers and (y) by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or
(iii) on or subsequent to such date, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Generally, an "interested stockholder" is any person that (i) is the owner of 15% or more of the outstanding voting stock of a corporation or
(ii) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of such corporation at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder.

         These provisions are likely to impose significant restrictions on stockholders unaffiliated with the Company and accordingly are likely to discourage potential acquirors of the Company.

REQUIRED VOTE

         Approval of the proposed amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock on the Record Date.

         The Board of Directors recommends a vote FOR approval of the proposed amendment to the Company's Certificate of Incorporation increasing the authorized Preferred Stock and granting the Board of Directors the authority to issue series of preferred stock of the Company from time to time.

             -----------------------------------------------------
                                 PROPOSAL NO. 3

                           RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS
             -----------------------------------------------------


         The Board of Directors has selected the accounting firm of PricewaterhouseCoopers LLP to serve as independent accountants of the Company for the year ending March 31, 2000 and proposes the ratification of such decision. PricewaterhouseCoopers LLP has served as the principal independent accountants of the Company since January 30, 1996 and is familiar with the business and operations of the Company, and is intended to continue to serve for the year ending March 31, 2000. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions during the Meeting.

         The Board of Directors recommends a vote FOR ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for the Company for the year ending March 31, 2000.


                              STOCKHOLDER PROPOSALS

         Stockholders who wish to include proposals for action at the Company's 2000 Annual Meeting of Stockholders in next year's proxy statement and proxy card must cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than April 1, 2000. Such proposals should be addressed to the Company's Secretary.


                                  OTHER MATTERS

         The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters properly come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.


                          ANNUAL REPORT TO STOCKHOLDERS

         The Company's 1999 Annual Report to Stockholders has been mailed to stockholders simultaneously with the mailing of this Proxy Statement, but except as herein stated, such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY, MICHAEL RADOMSKY, ION NETWORKS, INC., 21 MERIDIAN ROAD, EDISON, NEW JERSEY 08820.

                                                   By Order of the Board of
                                                   Directors



                                                   Michael Radomsky, Secretary

Edison, New Jersey
August 20, 1999

         STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

PROXY                           ION NETWORKS, INC.                         PROXY

                  (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned holder of Common Stock of ION NETWORKS, INC., revoking all proxies heretofore given, hereby constitutes and appoints Stephen B. Gray and Kenneth G. Hay and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 1999 Annual Meeting of Stockholders of ION NETWORKS, INC. (the "Meeting") to be held at Washington Plaza, 1551 South Washington Avenue, Piscataway, New Jersey on Tuesday, September 21, 1999 at 10:30 A.M., Eastern Daylight Time, and at any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any proxy or proxies heretofore given.

Each properly executed Proxy will be voted in accordance with the specifications made on this Proxy and in the discretion of the Proxies on any other matter that may come before the Meeting. Where no choice is specified, this Proxy will be voted (i) FOR all listed nominees to serve as directors and (ii) FOR the ratification and approval of the appointment of PricewaterhouseCoopers LLP, as the Company's independent auditors for the fiscal year ending March 31, 2000 and in accordance with their discretion on such other matters as may properly come before the Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL LISTED NOMINEES.

1.     Election of six directors- FOR all nominees listed (except as marked to
       the contrary     [ ]

       WITHHOLD AUTHORITY to vote for all below   [ ]


Nominees: Stephen M. Deixler, Stephen B. Gray, Michael Radomsky, Alexander C. Stark, Jr., Alan Hardie and William Martin Ritchie

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CIRCLE THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE.)

             PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

2. The approval of the proposed amendment to the Company's Certificate of Incorporation authorizing an increase in the authorized Preferred Stock and granting the Board of Directors authority to issue series of Preferred Stock from time to time without stockholder approval.

             [ ]   FOR           [ ]  AGAINST        [ ]   ABSTAIN



3. The ratification and approval of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending March 31, 2000.

             [ ]   FOR          [ ]   AGAINST        [ ]    ABSTAIN

4. The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the Meeting.

The shares represented by this Proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee listed above, FOR the ratification and approval of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending March 31, 2000 and in accordance with their discretion on such other matters as may properly come before the Meeting.

                                     Dated:  _____________________, 1999

                                     ----------------------------------

                                     ----------------------------------

 (Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)